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                                                                     Exhibit 1.1

                                20,125,000 SHARES

                       WEIGHT WATCHERS INTERNATIONAL, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                          , 2002

CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
  As Representatives of the Several Underwriters,
    c/o CREDIT SUISSE FIRST BOSTON CORPORATION
      Eleven Madison Avenue,
         New York, N.Y. 10010-3629

Dear Sirs:

         1. INTRODUCTORY. Artal Luxembourg S.A. ("ARTAL") and each of the additional selling stockholders listed on Schedule A hereto (the "NON-CONTROLLING SELLING STOCKHOLDERS", and together with Artal, the "SELLING STOCKHOLDERS"), propose to sell (the "OFFERING") to the several underwriters named in Schedule B hereto (the "UNDERWRITERS") an aggregate of 17,500,000 outstanding shares (the "FIRM SECURITIES") of the Common Stock, no par value (the "SECURITIES") of Weight Watchers International, Inc., a Virginia corporation (the "COMPANY"), and the Selling Stockholders (the "OPTIONAL SELLING STOCKHOLDERS") also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 2,625,000 additional outstanding shares (the "OPTIONAL SECURITIES") of the Company's Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Company and each Selling Stockholder hereby agree with the several Underwriters as follows:

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333-89444) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A)
         has been declared effective under the Securities Act of 1933, as amended (the "ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly
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         registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(C)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised Credit Suisse First Boston Corporation ("CSFBC") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH"), as representatives of the several Underwriters (the "REPRESENTATIVES"), that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(B)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(B)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "RULES AND REGULATIONS") and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective


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         Date of the Additional Registration Statement (if any), each
         Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not contain, or will not contain, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement, if any, is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects, to the requirements of the Act and the Rules and Regulations, and neither of such documents contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform, in all material respects, to the requirements of the Act and the Rules and Regulations, neither of such documents will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Virginia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where such failure to be so qualified, be in good standing or have such power or authority would not individually or in the aggregate have a material adverse affect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

                  (iv) Each subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Act (the "Significant Subsidiaries") has been duly incorporated or organized and is an existing corporation or other entity, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, if applicable, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation, or other entity, as the case may be, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, be in good standing or have such power or authority would not individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each Significant Subsidiary has been


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         duly authorized and validly issued and is fully paid and nonassessable;
         and, except for pledges in favor of The Bank of Nova Scotia as administrative agent for the lenders under the Second Amended and Restated Credit Agreement, dated as of December 21, 2001, among the Company, WW Funding Corp., Credit Suisse First Boston, as syndication agent, a lead arranger and a book manager, BHF (USA) Capital
         Corporation and Fortis (USA) Finance LLC, as the documentation agents, the Bank of Nova Scotia as the administrative agent, a lead arranger and a book manager and the various financial institutions named therein, the capital stock or other ownership interests of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects. Annex I attached hereto sets forth a true and complete list of all of the Significant Subsidiaries.

                  (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

                  (vi) Except as disclosed or incorporated by reference in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (vii) Except as disclosed or incorporated by reference in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (viii) The Offered Securities have been approved for listing on the New York Stock Exchange.

                  (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as (A) have been obtained and made under the Act, (B) may be required under state securities laws and
         (C) may be required by the securities laws of any jurisdiction outside of the United States of America.

                  (x) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their respective properties, or (B) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (C) the charter or by-laws of the Company or any such subsidiary, except in the case of (A) or (B), where such breach, violation or default would not individually or in the aggregate have a Material Adverse Effect.


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                  (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xii) Except as disclosed or incorporated by reference in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them, except where such failure would not individually or in the aggregate have a Material Adverse Effect; and except as disclosed or incorporated by reference in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them, except where such failure would not individually or in the aggregate have a Material Adverse Effect.

                  (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, in each case except to the extent where such failure to do so would not individually or in the aggregate have a Material Adverse Effect, and neither the Company nor any subsidiary of the Company has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is threatened that would have a Material Adverse Effect.

                  (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, all material trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xvi) Except as disclosed or incorporated by reference in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xvii) Except as disclosed or incorporated by reference in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would


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         materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (xviii) The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed or incorporated by reference in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in the Registration Statement present fairly the information required to be stated therein.

                  (xix) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

         (b) Artal represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Artal is a SOCIETE ANONYME and validly existing and, to the extent such concept exists in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its organization.

                  (ii) This Agreement has been duly authorized, executed and delivered by Artal.

                  (iii) The execution and delivery by Artal of, and the performance by Artal of its obligations under, this Agreement will not contravene any provision of applicable law or the organizational documents of Artal or any agreement or other instrument binding upon Artal or any of its assets or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Artal or any of its assets, except where such contravention would not individually or in the aggregate materially adversely affect the ability of Artal to consummate the transactions contemplated hereby, and no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by Artal for the performance by Artal of its obligations under this Agreement, except (A) such as have been obtained or made, (B) such as may be required under state securities laws and (C) such as may be required by the securities laws of any jurisdiction outside the United States of America.

                  (iv) Artal has, and on each Closing Date hereinafter mentioned will have, full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by Artal on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire a security entitlement with respect to the Offered Securities to be


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         delivered by Artal on such Closing Date and no action based on an adverse claim may be asserted against the Underwriters with respect to such Offered Securities.

                  (v) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not contain, or will not contain, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement, if any, is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences apply only to the extent statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by Artal specifically for use therein.

                  (vi) There are no material agreements or arrangements relating to the Company or its subsidiaries to which Artal or, to Artal's knowledge, any direct or indirect stockholder of Artal is a party, which are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits thereto that are not so described or filed.

                  (vii) Except as disclosed or incorporated by reference in the Prospectus, there are no contracts, agreements or understandings between Artal and any person that would give rise to a valid claim against Artal or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

         (c) Each Non-Controlling Selling Stockholder severally and not jointly represents and warrants to, and agrees with, the several Underwriters that:


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                  (i) Such Non-Controlling Selling Stockholder, if a corporate entity, is validly existing and, to the extent such concept exists in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable.

                  (ii) Upon execution and delivery of this Agreement by one of the Attorneys (as defined in the Power of Attorney) on behalf of such Non-Controlling Selling Stockholder, this Agreement will have been duly authorized, executed and, to the extent such concept exists in the relevant jurisdiction, delivered by such Non-Controlling Selling Stockholder.

                  (iii) The execution and delivery by such Non-Controlling Selling Stockholder of, and the performance by such Non-Controlling Selling Stockholder of its obligations under, this Agreement will not contravene any provision of applicable law, or, if a corporate entity, the organization documents of such Non-Controlling Selling Stockholder or any agreement or other instrument binding upon such Non-Controlling Selling Stockholder or any of its assets or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Non-Controlling Selling Stockholder or any of its assets, except where such contravention would not individually or in the aggregate materially adversely affect the ability of such NonControlling Selling Stockholder to consummate the transactions contemplated hereby, and no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Non-Controlling Selling Stockholder for the performance by such Non-Controlling Selling Stockholder of its obligations under this Agreement, except (A) such as have been obtained or made and (B) such as may be required under state securities laws and (C) such as may be required by the securities laws of any jurisdiction outside the United States of America.

                  (iv) Such Non-Controlling Selling Stockholder has, and on each Closing Date hereinafter mentioned will have, full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Non-Controlling Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire a security entitlement with respect to the Offered Securities to be delivered by such NonControlling Selling Stockholder on such Closing Date and no action based on an adverse claim may be asserted against the Underwriters with respect to such Offered Securities.

                  (v) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not contain, or will not contain, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and
         (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement, if any, is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Non-Controlling Selling Stockholder specifically for use therein.

                  (vi) Except as disclosed or incorporated by reference in the Prospectus, there are no contracts, agreements or understandings between such Non-Controlling Selling Stockholder and any person that would give rise to a valid claim against such Non-Controlling Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

         3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder, at a purchase price of $[ ] per share, that number of Firm Securities (rounded up or down, as determined by CSFBC in its discretion, in order to avoid fractions) obtained by multiplying the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         The Selling Stockholders will deliver or shall cause to be delivered security entitlements with respect to the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC drawn to the order of each of the Selling Stockholders at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, NY 10019, at 10 a.m., New York time, on [ ], 2002, or at such other time not later than seven full business days thereafter as CSFBC and the Selling Stockholders determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in the form of one or more global securities, in such denominations and registered in such names as CSFBC requests and will be made available for checking at the office of Cravath, Swaine & Moore at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC (after consultation with Merrill Lynch) given to the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. Each Optional Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the name of such Optional Selling Stockholder in Schedule A hereto under the caption "Number of Optional Securities to be Sold" and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFBC to eliminate fractions). Such Optional Securities shall be purchased from each Optional Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised not more than twice and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Optional Selling Stockholders.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not earlier than two full business days and not later than five full business days after written notice of election to purchase Optional Securities is given. The Optional Selling Stockholders will deliver or shall cause to be delivered a security entitlement with respect to the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of each of the Optional Selling Stockholders at the office of Cravath, Swaine & Moore. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in the form of one or more global securities, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking at the office of Cravath, Swaine & Moore at a reasonable time in advance of such Optional Closing Date.

         4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. CERTAIN AGREEMENTS OF THE COMPANY AND THE SELLING STOCKHOLDERS. (a) The Company agrees with the several Underwriters and the Selling Stockholders that:

                  (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, which consent shall not be unreasonably withheld, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

         The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 p.m., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

                  (ii) The Company will advise the Representatives promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplement without the Representatives' consent, which consent shall not be unreasonably withheld; and the Company will also advise the Representatives promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplement of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (iii) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (iv) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

                  (v) The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives reasonably request. The Prospectus shall be so furnished on or prior to 3:00 p.m., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Stockholders will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (vi) The Company will use its reasonable efforts to arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution, provided that the Company will not be required to qualify to do business in any jurisdiction where it is not now qualified or take any action which would subject it or to a general or unlimited service of process in any jurisdiction where it is not now subject.

                  (vii) During the period of 3 years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request; except, in the case of (ii), insofar as providing such information to the Representatives would violate Regulation FD under the Exchange Act.

                  (viii) For a period of 90 days after the date that the Offered Securities are initially offered to the public (the "LOCK-UP PERIOD"), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives, except (A) issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, (B) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof , (C) issuances of Securities pursuant to the exercise of such options or issuances of Securities pursuant to the Company's dividend reinvestment plan, (D) issuances of Securities pursuant to the Company's employee benefit plans which are described in the Prospectus or the Company's dividend reinvestment plan, if any; (E) the filing of a registration statement on Form S-8 or a resale shelf registration statement relating to such grants, issuances, exercises or conversions; or (F) issuances in connection with the merger with or acquisition of another corporation or entity or the acquisition of the assets or properties of any such corporation or entity and the related entry into a merger or acquisition agreement with respect to such merger or acquisition; provided that any party acquiring Securities from the Company under the provisions of subsection (F) herein agrees in writing not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any such Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives. Notwithstanding the foregoing, each such party may transfer Securities to an affiliate or family member, heir or trust, provided that the transferee agrees to be bound in writing by the provisions of this Section.

                  (ix) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling

         Stockholders, as the case may be, under this Agreement, for any filing fees and other expenses (including reasonable fees and disbursements of counsel to the Underwriters) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate pursuant to Section 5(a)(vi) and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. Except as otherwise provided in this Section 5(a)(ix) and Section 9, the Underwriters shall pay their own costs and expenses in connection with the transactions contemplated hereby, including, without limitation, the fees and expenses of their counsel and the expenses of advertising the offering of the Offered Securities made by the Underwriters.

                  (b) Each Selling Stockholder agrees with the several Underwriters that, during the Lock-up Period, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representatives. Notwithstanding the foregoing, each Selling Stockholder may transfer Securities to an affiliate or family member, heir or trust, provided that the transferee agrees to be bound in writing by the provisions of this Section 5(b). In addition, this agreement shall not prohibit the exercise of any stock option or warrant, or rights relating to the conversion of convertible debt, except that the shares of the Securities of the Company obtained upon any such exercise shall be subject to the limitations on disposition described herein.

         6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and each Selling Stockholder herein, to the accuracy of the statements of Company officers made in any certificates pursuant to the provisions hereof, to the performance by the Company and each Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

         (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and substantially in the form of Exhibit A hereto.

         (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or such later date as shall have been consented to by the Representatives. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Representatives. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of each Selling Stockholder, the Company or the Representatives, shall be threatened by the Commission.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

         (d) The Representatives shall have received an opinion, dated the Closing Date, of Hunton & Williams, special Virginia counsel for the Company, in the form attached hereto as Exhibit B.

         (e) The Representatives shall have received an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Company and special New York counsel to Artal, in the form attached hereto as Exhibit C.

         (f) The Representatives shall have received an opinion, dated the Closing Date, of Robert W. Hollweg, counsel to the Company, in the form attached hereto as Exhibit D:

         (g) The Representatives shall have received an opinion, dated such Closing Date, of Arendt & Medernach, Luxembourg counsel for Artal, in the form attached hereto as Exhibit E.

         (h) The Representatives shall have received an opinion, dated such Closing Date, of Barkers, British Virgin Islands counsel for Longisland International Limited, in the form attached hereto as Exhibit F.

         (i) The Representatives shall have received an opinion, dated such Closing Date, of Goodwin Procter LLP, New York counsel for Longisland International Limited, in the form attached hereto as Exhibit G.

         (j) The Representatives shall have received an opinion, dated such Closing Date, of Goodwin Procter LLP, counsel for Scotiabanc, Inc., in the form attached hereto as Exhibit H.

         (k) The Representatives shall have received an opinion, dated such Closing Date, of Goodwin Procter LLP, counsel for Merchant Capital, Inc., in the form attached hereto as Exhibit I.

         (l) The Representatives shall have received an opinion, dated such Closing Date, of Goodwin Procter LLP, New York counsel for Richard and Heather Penn, in the form attached hereto as Exhibit J.

         (m) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and each of the Selling Stockholders and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Cravath, Swaine & Moore may rely as to the incorporation of the Company and all other matters governed by Virginia law upon the opinion of Hunton & Williams referred to above.

         (n) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

         (o) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

         (p) On or prior to the date of this Agreement, the Representatives shall have received a letter, substantially in the form of Exhibit K hereto and addressed to the Representatives, from each of the executive officers and directors of the Company.

         (q) Each Selling Shareholder shall deliver to the Representatives a properly completed and executed United States Treasury Form W-8 or W-9 (or other applicable form of statement specified by Treasury Department regulations in lieu thereof).

Each Selling Stockholder and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any amendment or supplement thereto, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made), not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(c) below; and provided, further, that with respect to any untrue statement or omission of material fact made in any preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

         (b) Each Selling Stockholder will severally and not jointly indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any amendment or supplement thereto, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Selling Stockholder (or any direct or indirect stockholders of such Selling Stockholder) furnished to the Company by such Selling

Stockholder specifically for use therein, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, that with respect to any untrue statement or omission of material fact made in any preliminary prospectus, the indemnity agreement contained in this Section 7(b) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus; and provided, further, that the liability under this subsection of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds net of underwriting discounts and commissions but before deducting expenses to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each of the Selling Stockholders, its directors and officers and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company or any Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any amendment or supplement thereto, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting"; (ii) the information regarding stabilizing transactions in the tenth paragraph under the caption "Underwriting"; (iii) the information regarding material relationships furnished on behalf of CSFBC in the thirteenth, fourteenth and fifteenth paragraphs and regarding Merrill Lynch, Salomon Smith Barney Inc. and UBS Warburg LLC in the fifteenth paragraph under the caption "Underwriting"; and (iv) the information contained in the eleventh, twelfth, and sixteenth paragraphs under the caption "Underwriting".

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, (i) without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (A) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party or (ii) be liable for any settlement of any such action effected without its written consent (which shall not be unreasonably withheld).

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The

Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement, to each person, if any, who controls the Company within the meaning of the Act, to each Selling Stockholder and to each person, if any, who controls any Selling Stockholder within the meaning of the Act.

         (g) Notwithstanding any other provision of this Section 7, the aggregate liability of each of the Selling Stockholders under this Section 7 shall be limited to the aggregate gross proceeds net of underwriting discounts and commissions but before deducting expenses received by each such Selling Stockholder from the offering of Offered Securities under this Agreement.

         8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all substantiated out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group and c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, Four World Trade Center, New York, NY 10080, Attention: Donato de Donato, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 175 Crossways Park West, Woodbury, NY 11797-2055, Attention: General Counsel, or, if sent to Artal, will be mailed, delivered or telegraphed and confirmed to Artal Luxembourg S.A., at 105, Grand-Rue, L-1661 Luxembourg, Grand-Duchy of Luxembourg with a copy to The Invus Group Ltd., 135 East 57th Street, 30th Floor, New York, N.Y. 10022, Attention: Raymond Debbane, or if sent to the Non-Controlling Selling Stockholders, will be mailed, delivered or telegraphed and confirmed to it at the address listed underneath such Non-Controlling Selling Stockholder's name on Schedule A hereto; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. REPRESENTATION. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly will be binding upon all the Underwriters.

         13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         The Company and the Selling Stockholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Artal irrevocably appoints David Van Zant, Northwestern School of Law, East Chicago Avenue, Chicago, Illinois 60611, as its authorized agent upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to Artal by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon Artal in any such suit or proceeding. Artal further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

         The obligation of Artal in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which

(and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, Artal agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to Artal an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   WEIGHT WATCHERS INTERNATIONAL, INC.

                                   BY:

                                   ---------------------------------------------


                                   ARTAL LUXEMBOURG S.A.

                                   BY:

                                   ---------------------------------------------


                                   RICHARD AND HEATHER PENN

                                   BY:

                                   ---------------------------------------------
                                          Attorney-in-Fact


                                   MERCHANT CAPITAL, INC.

                                   BY:

                                   ---------------------------------------------
                                          Attorney-in-Fact


                                   SCOTIABANC, INC.

                                   BY:

                                   ---------------------------------------------
                                          Attorney-in-Fact


                                   LONGISLAND INTERNATIONAL LIMITED

                                   BY:

                                   ---------------------------------------------
                                          Attorney-in-Fact

         The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

         CREDIT SUISSE FIRST BOSTON CORPORATION
         MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

         Acting on behalf of themselves and as the Representatives of the several Underwriters.

         By  CREDIT SUISSE FIRST BOSTON CORPORATION

         By:
             --------------------------------------

         By  MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED

         By:
             --------------------------------------